COMMERCIAL LEASE

THIS LEASE is made between JOHN R. MARTIN hereafter called "LESSOR", whose address for purposes of notice under this lease is 1925 Trade Center Way, Naples, Florida and FOOD INNOVATIONS, hereafter called "LESSEE", whose address for purposes of notice under this lease is 1923 Trade Center Way, Naples, Florida.

The parties agree as follows:

1. AGREEMENT TO LEASE, DESCRIPTION OF THE PROPERTY. The Lessor leases to the Lessee, and the Lessee rents from the Lessor, the commercial space described as: 1925 Trade Center Way, Naples, FL, Approx 1500 Sq. Ft, 2nd Floor.

2. TERMS OF LEASE. The term of this lease shall be a period of 12 months commencing on Nov 1, 2003 and ending at 12:00 midnight on Oct 31, 2004.

3. RENTAL. Lessee shall pay to Lessor as rental at the address set forth above, or at any other address that Lessor may designate, annual rent of $ 12,000 in lawful money of the United States, including CAM of $ 190.00 monthly, payable in monthly installments of $ 1000.00, plus applicable sales tax, for a total monthly payment of $ 1060.00, and shall be paid in advance on the 1st day of each calendar month during the term of this lease and any renewal of it. Additional rent of $25.00 will be assessed for any rental payment received after the 5th of the month. The monthly rental shall be increased $300 in the second year and 5% in each following year. The Lessor acknowledges that a refundable sum of $ —— has been received from the Lessee, to remain with the Lessor during the term of this lease and any extensions thereof as security for the payment of rent and damages. 1360 11/1/04

4. TAXES AND EXPENSES. This document is intended to represent a triple net lease. Occupancy by the Lessee shall constitute acceptance of the premises in their then condition. The Lessee shall pay, as CAM, its proportional expenses including, but not limited to, all real estate taxes, all insurance including fire, windstorm, extended coverage, flood and liability insurance, all janitorial services, window washing, trash collection and removal, all utilities, telephone; interior and exterior maintenance and repair, HVAC, and Lessee shall pay for any maintenance to the parking lot surface and exterior lighting.

5 LESSEE'S COVENANTS. Lessee further covenants and agrees to comply with the terms of this lease and to pay all expenses as aforesaid; to pay the rent and every installment of it when it comes due; to use the premises in a careful and proper manner for the expressed purpose of operating a Food Innovation business, to commit no waste or damages to the premises; to conduct or permit no business or act that is a nuisance or may be in violation of any federal, state, or local law or ordinance; to maintain at all times during the lease term, at Lessee cost, a comprehensive public liability insurance policy protecting Lessor against all claims or demands that may arise or be claimed on account of Lessee's use of the premises, in an amount of at least $300,000 for injuries to persons in one accident, $50,000 for injuries to any one person and $50,000 for damages to Lessor's property; to indemnify and hold harmless Lessor and the leased premises from all costs, losses, damages, liabilities, expenses penalties, and fines whatsoever that may arise from or be claimed against Lessor or the leased premises by any person or persons for any injury to persons or property or damage of whatever kind or character arising from

the use or occupancy of the leased premises by Lessee; from any neglect or fault of Lessee or the agents and the employees of Lessee in using and occupying the premises; or from any failure by Lessee to comply and conform with all laws, statutes, ordinances, and regulations of any governmental body or subdivision now or hereafter in force.

6. LESSOR'S COVENANTS. Lessor covenants and agrees to warrant and defend Lessee in the enjoyment and peaceful possession of the premises during the aforesaid term.

7. INSOLVENCY, BANKRUPTCY, ETC, OF LESSEE. If Lessee is declared insolvent or adjudicated a bankrupt, if Lessee Makes an assignment for the benefit of creditors; if Lessee's leasehold interest is sold under execution or a trustee in bankruptcy; or if a receiver is appointed for Lessee, Lessor, without prejudice to its rights hereunder and at its option, may terminate this lease and retake possession of the premises immediately and without notice to Lessee or any assignee, transferee, trustee, or any other person or persons, using force if necessary.

8. ADDRESSES FOR PAYMENTS AND NOTICES. Rent payments and notices to Lessor shall be mailed or delivered to the address set forth on the first page of this lease, unless Lessor advises Lessee differently in writing.

9. FLORIDA LAW. This lease will be governed by the laws of the State of Florida, as to both interpretations and performance.

IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Lease Agreement on Oct 8, 20 03.

Signed, sealed, and delivered in our presence as witnesses:

WITNESSES:	LESSOR: [signature]
(print name and address)	John R. Martin (print name)
(print name and address)	[signature]
(print name and address)	LESSEE: Z. Zackary Zack (print name)
(print name and address)	

ADDITIONAL TERMS AND CONDITIONS:

1. This lease and all rights of Lessee under it are and shall be subject to and subordinate to the rights of any mortgage holder now or hereafter having a security interest in the leased premises or any other encumbrances Lessor desires to place on the property.

2. LESSEE agrees:

a. Not to sublet the premises or assign any portion of this lease and agrees to prohibit and refrain from engaging or in allowing any use of leased premises that will increase Lessor's premiums for insurance on the building without the express written consent of Lessor.

b. If any lawsuit or proceeding shall be brought against Lessor or the leased premises on account of any alleged violations or failure to comply and conform or on account of any damage, omission, neglect, or use of the premises by Lessee, the agents and emplyees of Lessee, or any other person on the premises, Lessee agrees that Lessee or any other person on the premises will defend it, pay whatever judgments may be recovered against Lessor or against the premises on account of it, and pay for all attorneys' fees in connection with it, including attorneys' fees on appeal.

c. In case of damage to glass in the leased premises, to replace it with glass of the same kind, size and quality as quickly as possible at Lessee's expense.

d. At Lessee's expense, to perform all maintenance and repair required to keep the heating and air-conditioning equipment serving the leased premises in good operating condition during the term of this lease and any renewal term.

e. To make no alterations in or additions or improvements to; install any equipment in, or maintain signs advertising it business on the premises without, in each case, obtaining the written consent of Lessor. If any alterations, additions, or improvements in or to the premises are made necessary by reason of the special use and occupance of the premises by Lessee, Lessee agrees that Lessee will make all such alterations, additions, and improvements in or to the premises at its own expense and in compliance with all building codes, ordinances, and governmental regulations liens, claims, and damages to either property or person that may or might arise because any repairs, alterations, additions, or improvements are made.

f. To permit Lessor to enter, inspect, and make such repairs to the leased property of Lessee may reasonably desire, at all reasonable times, and to permit Lessor to put on the leased presmises a notice that Lessee may not remove stating that the premises are for rent one month preceding the expiration of the lease.

3. DEFAULT IN RENT. If any rent or additional rent required by this lease is not paid when due, Lessor will have the option to:

a. Terminate this lease, resume possession of the property, and recover immediately from Lessee the difference between the rent specified in the lease and the fair rental value of the property for the remainder of the term, reduced to present worth; or

b. Resume possession and release or rent the property for the remainder of the term for the account of Lessee and recover from Lessee at the end of the term or at the time each payment of rent comes due under this lease. whichever Lessor may choose, the difference between the rent specified in the lease and the rent received on the releasing or renting.

4. DEFAULTS OTHER THAN RENT. If either Lessor or Lessee fails to perform or breaches any agreement on this lease other then the agreement of Lessee to pay rent, and this failure or breach continues for ten days after a written notice specifying the required performance has been given to the party failing to perform, (a) the party giving notice may institute action in a court of competent jurisdiction to terminate this lease or to complete performance of the reasonable attorneys' fees; or (b) Lessor or Lessee may, after 30 days'written notice to the other, comply therewith or correct any such breach, and the costs of that compliance shall be payable on demand.

5. LESSOR TO HAVE LIEN. Lessor will have a lien against all goods, equipment, furniture, and other personal property of Lessee brought, stored, or kept on this leased premises during the Lease term, in the aggregate amount of all default by Lessee, Lessor may foreclose the lien in the same manner that a mortgage would be foreclosed, and, in the event, Lessee shall be obligated for all court costs and reasonable attorneys' fees.

6. ELECTION BY LESSOR NOT EXCLUSIVE. The exercise by Lessor of any right or remedy to collect rent or enforce its rights under this lease will not be a waiver or preclude the exercise of any other right or remedy afforded Lessor by this lease agreement or by statute or law. The failure of Lessor in one or more instances to insist on strict performance or observations of one or more of the covenants or conditions of this lease or to exercise any remedy, privilege, or option conferred by this lease on or reserved to Lessor shall not operate or be construed as a relinquishment or future waiver of the covenant or condition or the right to enforce it or to exercise that privilege, option, or remedy, that right shall continue in full force and effect. The receipt by Lessor of rent or any other payment or part of payment required to by made by the Lessee shall not act to waive any other additional rent or payment then due. Even with the knowledge of the breach of any covenant or condition of this lease, receipt will not operate as or be deemed to be a waiver of this breach, and no waiver by Lessor of any of the provisions of this lease, or any of Lessor's rights, remedies, privileges, or options under this lease, will be deemed to have been made unless made by Lessor in writing.

No surrender of the premises for the remainder of the term of this lease will be valid unless accepted by Lessor in writing. Lessee will not assign nor sublet this lease without Lessor's prior written consent. No assignment or sublease will relieve the assignor or sublessor of any obligation under this lease. Each assignee or sublessee, by assuming such status, will become obligated to perform every agreement of this lease to be performed by Lessee, except that a sublease shall be obligated to perform such agreements only insofar as they relate to the subleased part of the property and the rent required by the sublease. Sublessee will be obligated to pay rent directly to Lessor only after Sublessor's default in payment and written demand from Lessor to Sblessee to pay rent directly to Lessor.

7. Notices to Lessee may be mailed or delivered to the leased premises, and proof of mailing or posting of those notices to the leased premises will be deemed the equivalent of personal service on Lessee. All notices to either party shall be sent by certified or registered mail, return receipt requested.

8. ENTIRE AGREEMENT. This lease sets forth all the promises, agreements, conditions, and understandings between Lessor and Lessee relative to the leased premises. There are no other promises, agreements, conditions, or understandings, either oral or written, between them. No subsequent alteration, amendment, change, or addition to this lease will be binding on Lessor or Lessee unless in writing and signed by them and made a part of this lease by direct reference.

9. TERMS INCLUSIVE. As used herein, the terms "Lessor" and "Lessee" include the plural whenever the context requires or admits.

10. REPRESENTATIVES BOUND HEREBY. The terms of this lease will be binding on the respective successors, representatives, and assigns of the parties.

AGGREED TO:

____
Lessee

John R. Martin P.E.

1925 Trade center Way
Naples, Florida 34109
239-591-4455

October 20, 2004

Food Innovations
1925 Trade Center Way
Naples, Florida 34109

This letter will serve as an offer to extend your lease at the above address for an additional two years.
All terms and conditions of the lease remain unchanged including the provision for a one-time monthly rental increase of $300 after the first year. The rental including tax will be $1360 per month for the next year, effectice November 1, 2004.

It has been a pleasure serving you this past year. I look forward to a continued fine relationship.

Sincerely,

John R. Martin

Z. ZACKARY ZIAKAS COO

COMMERCIAL LEASE

THIS LEASE is made between John R. Martin, hereafter called "LESSOR", whose address for purposes of notice under this lease is 1925 Trade center Way, Naples, Florida 34109 and Food Innovations.
hereafter called "LESSEE", whose address for purposes of notice under this lease is 1923 #1 Trade Center Way, Naples, Fl. 34109.

The parties agree as follows:

1. AGREEMENT TO LEASE, DESCRIPTION OF THE PROPERTY. The Lessor leases to the Lessee, and the Lessee rents from the Lessor, the commercial space described as: 1923 Trade Center Way, Naples, Fl. 34109, 1st Floor Front, 1300 Sq. Ft.

2. TERMS OF LEASE. The term of this lease shall be a period of 24 months commencing on Aug 1, 2002 and ending at 12:00 midnight on July 31, 2004.

3. RENTAL. Lessee shall pay to Lessor as rental at the address set forth above, or at any other address that Lessor may designate, annual rent of $ 13,200.00 in lawful money of the United States, including CAM of $ 190.00 monthly, payable in monthly installments of $ 1100.00, plus applicable sales tax, for a total monthly payment of $ 1166.00, and shall be paid in advance on the 1st day of each calendar month during the term of this lease and any renewal of it. After the first year the monthly payment shall be increased in the amount of $ 300.00 of the previous year. The Lessor acknowledges that a refundable sum of $ 2000.00 has been received from the Lessee, to remain with the Lessor during the term of this lease and any extensions thereof as security for the payment of rent and damages. Rec. 7/29/02

4. TAXES AND EXPENSES. This document is intended to represent a triple net lease. Occupancy by the Lessee shall constitute acceptance of the premises in their then condition. The Lessee shall pay, as CAM, its proportional expenses including, but not limited to, all real estate taxes, all insurance including fire, windstorm, extended coverage, flood and liability insurance, all janitorial services, window washing, trash collection and removal, all utilites, telephone; interior and exterior maintenance and repair, HVAC, and Lessee shall pay for any maintenance to the parking lot surface and exterior lighting.

5 LESSEE'S COVENANTS. Lessee further covenants and agrees to comply with the terms of this lease and to pay all expenses as aforesaid; to pay the rent and every installment of it when it comes due; to use the premises in a careful and proper manner for the expressed purpose of operating a Food Innovation business, to commit no waste or damages to the premises; to conduct or permit no business or act that is a nuisance or may be in violation of any federal, state, or local law or ordinance; to maintain at all times during the lease term, at Lessee cost, a comprehensive public liability insurance policy protecting Lessor against all claims or demands that may arise or be claimed on account of Lessee's use of the premises, in an amount of at least $300,000 for injuries to persons in one accident, $50,000 for injuries to any one person and $50,000 for damages to Lessor's property; to indemnify and hold harmless Lessor and the leased premses from all costs, losses, damages, liabilities, expenses penalties, and fines whatsoever that may arise from or be claimed against Lessor or the leased premises by any person or persons for any injury to persons or property or damage of whatever kind or character arising from

the use or occupancy of the leased premises by Lessee; from any neglect or fault of Lessee or the agents and the employees of Lessee in using and occupying the premises; or from any failure by Lessee to comply and conform with all laws, statutes, ordinances, and regulations of any governmental body or subdivision now or hereafter in force.

6. LESSOR'S COVENANTS. Lessor covenants and agrees to warrant and defend Lessee in the enjoyment and peaceful possession of the premises during the aforesaid term.

7. INSOLVENCY, BANKRUPTCY, ETC, OF LESSEE. If Lessee is declared insolvent or adjudicated a bankrupt, if Lessee Makes an assignment for the benefit of creditors; if Lessee's leasehold interest is sold under execution or a trustee in bankruptcy; or if a receiver is appointed for Lessee, Lessor, without prejudice to its rights hereunder and at its option, may terminate this lease and retake possession of the premises immediately and without notice to Lessee or any assignee, transferee, trustee, or any other person or persons, using force if necessary.

8. ADDRESSES FOR PAYMENTS AND NOTICES. Rent payments and notices to Lessor shall be mailed or delivered to the address set forth on the first page of this lease, unless Lessor advises Lessee differently in writing.

9. FLORIDA LAW. This lease will be governed by the laws of the State of Florida, as to both interpretations and performance.

IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Lease Agreement on July 29, 2002.

Signed, sealed, and delivered in our presence as witnesses:

WITNESSES:

LESSOR: [signature]

John R. Martin
(print name)

(print name and address)

[signature]

(print name and address)

LESSEE:

JOE D. MAGGIO, JR.
(print name)

(print name and address)

(print name and address)

ADDITIONAL TERMS AND CONDITIONS:

1. This lease and all rights of Lessee under it are and shall be subject to and subordinate to the rights of any mortgage holder now or hereafter having a security interest in the leased premises or any other encumbrances Lessor desires to place on the property.

2. LESSEE agrees:

a. Not to sublet the premises or assign any portion of this lease and agrees to prohibit and refrain from engaging or in allowing any use of leased premises that will increase Lessor's premiums for insurance on the building without the express written consent of Lessor.

b. If any lawsuit or proceeding shall be brought against Lessor or the leased premises on account of any alleged violations or failure to comply and conform or on account of any damage, omission, neglect, or use of the premises by Lessee, the agents and emplyees of Lessee, or any other person on the premises, Lessee agrees that Lessee or any other person on the premises will defend it, pay whatever judgments may be recovered against Lessor or against the premises on account of it, and pay for all attorneys' fees in connection with it, including attorneys' fees on appeal.

c. In case of damage to glass in the leased premises, to replace it with glass of the same kind, size and quality as quickly as possible at Lessee's expense.

d. At Lessee's expense, to perform all maintenance and repair required to keep the heating and air-conditioning equipment serving the leased premises in good operating condition during the term of this lease and any renewal term.

e. To make no alterations in or additions or improvements to; install any equipment in, or maintain signs advertising it business on the premises without, in each case, obtaining the written consent of Lessor. If any alterations, additions, or improvements in or to the premises are made necessary byy reason of the special use and occupance of the premises by Lessee, Lessee agrees that Lessee will make all such alterations, additions, and improvements in or to the premises at its own expense and in compliance with all building codes, ordinances, and governmental regulations liens, claims, and damages to either property or person that may or might arise because any repairs, alterations, additions, or improvements are made.

f. To permit Lessor to enter, inspect, and make such repairs to the leased property of Lessee may reasonably desire, at all reasonable times, and to permit Lessor to put on the leased presmises a notice that Lessee may not remove stating that the premises are for rent one month preceding the expiration of the lease.

3. DEFAULT IN RENT. If any rent or additional rent required by this lease is not paid when due, Lessor will have the option to:

a. Terminate this lease, resume possession of the property, and recover immediately from Lessee the difference between the rent specified in the lease and the fair rental value of the property for the remainder of the term, reduced to present worth; or

b. Resume possession and release or rent the property for the remainder of the term for the account of Lessee and recover from Lessee at the end of the term or at the time each payment of rent comes due under this lease. whichever Lessor may choose, the difference between the rent specified in the lease and the rent received on the releasing or renting.

4. DEFAULTS OTHER THAN RENT. If either Lessor or Lessee fails to perform or breaches any agreement on this lease other then the agreement of Lessee to pay rent, and this failure or breach continues for ten days after a written notice specifying the required performance has been given to the party failing to perform, (a) the party giving notice may institute action in a court of competent jurisdiction to terminate this lease or to complete performance of the reasonable attorneys' fees; or (b) Lessor or Lessee may, after 30 days'written notice to the other, comply therewith or correct any such breach, and the costs of that compliance shall be payable on demand.

5. LESSOR TO HAVE LIEN. Lessor will have a lien against all goods, equipment, furniture, and other personal property of Lessee brought, stored, or kept on this leased premises during the Lease term, in the aggregate amount of all default by Lessee, Lessor may foreclose the lien in the same manner that a mortgage would be foreclosed, and, in the event, Lessee shall be obligated for all court costs and reasonable attorneys' fees.

6. ELECTION BY LESSOR NOT EXCLUSIVE. The exercise by Lessor of any right or remedy to collect rent or enforce its rights under this lease will not be a waiver or preclude the exercise of any other right or remedy afforded Lessor by this lease agreement or by statute or law. The failure of Lessor in one or more instances to insist on strict performance or observations of one or more of the covenants or conditions of this lease or to exercise any remedy, privilege, or option conferred by this lease on or reserved to Lessor shall not operate or be construed as a relinquishment or future waiver of the covenant or condition or the right to enforce it or to exercise that privilege, option, or remedy, that right shall continue in full force and effect. The receipt by Lessor of rent or any other payment or part of payment required to by made by the Lessee shall not act to waive any other additional rent or payment then due. Even with the knowledge of the breach of any covenant or condition of this lease, receipt will not operate as or be deemed to be a waiver of this breach, and no waiver by Lessor of any of the provisions of this lease, or any of Lessor's rights, remedies, privileges, or options under this lease, will be deemed to have been made unless made by Lessor in writing.

No surrender of the premises for the remainder of the term of this lease will be valid unless accepted by Lessor in writing. Lessee will not assign nor sublet this lease without Lessor's prior written consent. No assignment or sublease will relieve the assignor or sublessor of any obligation under this lease. Each assignee or sublessee, by assuming such status, will become obligated to perform every agreement of this lease to be performed by Lessee, except that a sublease shall be obligated to perform such agreements only insofar as they relate to the subleased part of the property and the rent required by the sublease. Sublessee will be obligated to pay rent directly to Lessor only after Sublessor's default in payment and written demand from Lessor to Sblessee to pay rent directly to Lessor.

7. Notices to Lessee may be mailed or delivered to the leased premises, and proof of mailing or posting of those notices to the leased premises will be deemed the equivalent of personal service on Lessee. All notices to either party shall be sent by certified or registered mail, return receipt requested.

8. ENTIRE AGREEMENT. This lease sets forth all the promises, agreements, conditions, and understandings between Lessor and Lessee relative to the leased premises. There are no other promises, agreements, conditions, or understandings, either oral or written, between them. No subsequent alteration, amendment, change, or addition to this lease will be binding on Lessor or Lessee unless in writing and signed by them and made a part of this lease by direct reference.

9. TERMS INCLUSIVE. As used herein, the terms "Lessor" and "Lessee" include the plural whenever the context requires or admits.

10. REPRESENTATIVES BOUND HEREBY. The terms of this lease will be binding on the respective successors, representatives, and assigns of the parties.

AGGREED TO:

Lessee

JOHN R. MARTIN P.E.
1925 TRADE CENTER WAY
NAPLES, FLORIDA 34109
239-591-4455   FAX 239-591-2683

August 3, 2004

Food Innovations
1923 Trade Center Way
Naples, Florida 34109

This letter will serve as an offer to extend your lease at the above address for an additional two years. All terms and conditions of the lease remain unchanged, including the provision for automatic 5% rental increase each year. The rental including tax will be $1558 per month for the next year. This renewal will be in effect from September 1, 2004 through July 31, 2006.

It has been a pleasure serving you the past two years. I look forward to a continued fine relationship.

John R. Martin

John R. Martin

Acceptance

Z. Zackary Ziakas C.O.O.